                 TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 24
Dividend Reinvestment Plan....................... 25

ACD ANR 2/99

                             LETTER TO SHAREHOLDERS

January 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your trust.

ECONOMIC OVERVIEW

    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                            Continued on page  2

MARKET REVIEW

    The bond market continued to rally as interest rates fell during the year, with U.S. Treasury securities outpacing corporate and municipal bonds in price appreciation. Investors' desire for safer investments amid the global economic storm led to strong demand for high-quality bonds. In fact, the U.S. Treasury bond was considered one of the most attractive places to invest by both domestic and international investors, propelling the 30-year Treasury yield to 4.71 percent in October--its lowest yield since the federal government began selling these bonds in 1977. However, higher-yielding bonds suffered--primarily during the third quarter--as investors' demand for quality increased. Corporate bond prices, especially among lower-rated issues, fell in conjunction with concerns about declining corporate profits.

OUTLOOK

    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
    Additional details about your trust, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,



[SIG]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

            PERFORMANCE RESULTS FOR THE YEAR ENDED DECEMBER 31, 1998

                            VAN KAMPEN INCOME TRUST
                           (NYSE TICKER SYMBOL--VIN)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1).............    5.05%
One-year total return based on NAV(2)......................    5.51%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)...................................................    8.32%

 SHARE VALUATIONS

Net asset value............................................    $7.84
Closing common stock price.................................    $7.75
One-year high common stock price (06/15/98)................  $8.3125
One-year low common stock price (10/09/98).................  $7.1875

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Market volatility may have adversely affected Trust performance since December 31, 1998. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages.
    These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                            VAN KAMPEN INCOME TRUST

We recently spoke with the management team of the Van Kampen Income Trust about the key events and economic forces that shaped the markets during the past 12 months. The team includes Tom Copper, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Trust's performance during the 12-month period ended December 31, 1998.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE TRUST OPERATED DURING THE PAST 12 MONTHS?

   A The primary backdrop for the domestic fixed-income market was the lingering cloud of global volatility during the year. Economic weakness in Asia spilled into other economies, including Russia and South America, during the third quarter. This environment further fueled the flight to quality that emerged in the first half of the year. As investors flocked to the relative safety of U.S. Treasury securities, the yield for the benchmark 30-year Treasury bond dropped below its second-quarter trading range.
    The biggest boost for the bond market came late in the third quarter and early in the fourth quarter, when the market was inspired by a string of interest rate cuts by the Federal Reserve Board. By year end, the yield for the 30-year Treasury bond-which, like all bond yields, moves in the opposite direction of its price-had fallen to 5.09 percent, near the record low level for long-term Treasuries. For the first time since 1990, the returns for high-quality, low-risk bonds soundly exceeded those for higher-risk bonds.

   Q APPROXIMATELY HALF OF THE TRUST'S PORTFOLIO IS INVESTED IN HIGHER-RISK BONDS. WHAT HAPPENED TO THOSE SECURITIES DURING THIS TIME?

   A High-yield bonds came under pressure as investors demanded higher yields in exchange for incurring higher risk. As a result, the risk premium for high yields increased during the period, as represented by the dramatic widening in yield between the Chase High Yield Index and the 10-year Treasury note. As the year began, the yield spread between these two benchmarks was 359 basis points. In the third quarter, conditions began to change dramatically, coinciding with overseas currency devaluations. As countries like Russia began to experience difficulty meeting their debt obligations, nervous investors responded with renewed caution to the inherent element of credit risk in high-yield securities. Consequently, yield spreads widened to levels not seen since 1990-91. The yield spread peaked in mid-October at 764 basis points. From this point onward, spreads slowly began to contract to a year-end level of 626 basis points. Investors cheered as the Fed initiated a series of rate decreases intended in part to maintain liquidity and provide credit to the system.

   Q  IN LIGHT OF THESE CONDITIONS, HOW WERE THE TRUST'S ASSETS ALLOCATED?

   A The Income Trust invests in a portfolio comprised primarily of high-yield corporate bonds and U.S. government securities, and we left the balance between these two sectors basically unchanged. At the end of the period, approximately 54 percent of the Trust's long-term investments were allocated to high-yield investments, and 44 percent were invested in Treasury and agency securities.
    High-yield securities underperformed during the second half of the year as risk premiums and yield spreads widened. At the same time, the yield for the 30-year Treasury declined during the period as its price rose correspondingly, providing strong total returns for government securities. As interest rates fell, the portfolio's mortgage-backed securities (specifically, GNMA securities) became subject to higher prepayment rates and thus diminished in value and relative importance to the portfolio. Consequently, we allowed the Trust's allocation to Treasury securities to increase, thus maintaining our balance in the high-quality side of the portfolio.
    Examining the portfolio composition, we largely maintained the Trust's credit quality profile and our focus on B-rated bonds, which provide a yield advantage over higher-quality investments. We also made relatively few changes to the portfolio's sector exposure. Once again, media and cable companies dominated new issuance during the period; accordingly, the consumer services sector, including several broadcasting companies, made up the second-largest sector positions in the portfolio. The largest sector position, utilities, consisted primarily of telecommunications companies. These firms benefited from increased investor interest in the new generation of wireless communication services. The remainder of the Trust's assets were invested in a varied group of companies that were carefully selected to allow the Trust to participate in areas where we feel the economy is expected to enjoy reasonable growth.

   Q  HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

   A For the 12-month period ended December 31, 1998, the Trust generated a total return of 5.05 percent(1) at market price and 5.51 percent(2) at net asset value. This return reflects a decrease in market price per common share from $8.00 on December 31, 1997 to $7.75 on December 31, 1998, and includes reinvestment of dividends totaling $0.645 per share. The dividend represents a distribution rate of 8.32 percent based on the closing common stock price on December 31, 1998. By comparison, the Lehman Brothers High Yield Index posted a total return of 1.87 percent for the same period, and the Lehman Brothers Government Index posted a 9.85 total return. These indices are broad-based, unmanaged measures that reflect the general performance of high-yield bond securities and government securities, the two primary sectors held in the Trust's portfolio. The indices do not include any commissions or fees that an investor would actually have to pay in order to purchase the securities they represent. Please refer to the chart on page 3 for additional performance numbers.

   Q  HOW WILL YOU MANAGE THE TRUST IN THE COMING MONTHS?

   A We'll continue to maintain our focus on preserving a barbell-shaped portfolio with high-grade Treasury and agency paper on one end and a careful selection of B-rated corporate bonds on the other. With expectations of a slowing economy, we will emphasize less volatile, non-cyclical companies in the noninvestment grade portion of the portfolio.

[SIG]
Tom Copper

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                            VAN KAMPEN INCOME TRUST
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

  AS OF DECEMBER 31, 1998
Utilities...................  14.2%
Consumer Services...........  13.3%
Raw Materials/Processing
  Industries................   6.3%
Consumer Distribution.......   5.0%
Producer Manufacturing......   5.0%

  AS OF DECEMBER 31, 1997
Raw Materials/Processing
  Industries................  10.1%
Consumer Services...........   8.6%
Utilities...................   5.6%
Producer Manufacturing......   5.1%
Consumer Distribution.......   4.1%

 PORTFOLIO COMPOSITION BY CREDIT QUALITY AS
 A PERCENTAGE OF LONG-TERM INVESTMENTS



AS OF DECEMBER 31, 1998                                       AS OF DECEMBER 31, 1997
AAA, U.S. Govt.,                                              AAA, U.S. Govt.,
  and Govt. Agency......      43.9%                             and Govt. Agency......      42.9%
BBB.....................       1.3%                           BBB.....................       1.3%
BB......................       5.9%                           BB......................       7.0%
B.......................      41.0%       [PIE CHART]         B.......................      37.3%       [PIE CHART]
CCC.....................       3.5%                           CCC.....................       4.7%
Non-Rated...............       3.6%                           Non-Rated...............       5.8%
Other...................       0.8%                           Other...................       1.0%


Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

 DIVIDEND HISTORY

[BAR GRAPH]

For the Period Ended December 31, 1998

                                    DIVIDEND
                                    --------
Jan 1998                             0.05375
Feb 1998                             0.05375
Mar 1998                             0.05375
Apr 1998                             0.05375
May 1998                             0.05375
Jun 1998                             0.05375
Jul 1998                             0.05375
Aug 1998                             0.05375
Sep 1998                             0.05375
Oct 1998                             0.05375
Nov 1998                             0.05375
Dec 1998                             0.05375
The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

  PAR
 AMOUNT
IN LOCAL
CURRENCY
 (000)                   DESCRIPTION                 COUPON        MATURITY       MARKET VALUE
----------------------------------------------------------------------------------------------
           DOMESTIC CORPORATE BONDS (US $)  47.7%
           CONSUMER DISTRIBUTION  3.7%
    500    Argilink Foods, Inc., 144A--Private
           Placement (a)..........................    11.875%      11/01/08       $    510,000
    500    Aurora Foods, Inc., Ser D..............     9.875       02/15/07            546,250
    500    Big 5 Corp., Ser B.....................    10.875       11/15/07            507,500
    300    Iron Age Corp., 144A--Private Placement
           (a)....................................     9.875       05/01/08            273,000
    250    Pantry, Inc............................    10.250       10/15/07            262,187
    239    Pantry, Inc............................    12.500       11/15/00            249,158
  1,250    Pathmark Stores, Inc. (b)..............  0/10.750       11/01/03          1,031,250
    500    Pathmark Stores, Inc...................    12.625       06/15/02            490,000
    500    Southern Foods Group LP, 144A--Private
           Placement (a)..........................     9.875       09/01/07            525,000
                                                                                  ------------
                                                                                     4,394,345
                                                                                  ------------
           CONSUMER DURABLES  1.6%
    900    Aetna Industries, Inc..................    11.875       10/01/06            945,000
    500    MCII Holdings USA, Inc. (b)............  0/12.000       11/15/02            435,000
    200    Venture Holdings, Inc..................     9.750       04/01/04            197,000
    300    Venture Holdings, Inc., Ser B..........     9.500       07/01/05            298,500
                                                                                  ------------
                                                                                     1,875,500
                                                                                  ------------
           CONSUMER NON-DURABLES  1.8%
    850    Consoltex Group, Inc., Ser B...........    11.000       10/01/03            867,000
    800    Del Monte Corp., 144A--Private
           Placement (a) (b)......................  0/12.500       12/15/07            556,000
    250    Delta Mills, Inc., Ser B...............     9.625       09/01/07            243,125
    500    Outsourcing Services Group,
           144A--Private Placement (a)............    10.875       03/01/06            475,000
                                                                                  ------------
                                                                                     2,141,125
                                                                                  ------------
           CONSUMER SERVICES  11.1%
    250    Americredit Corp.......................     9.250       02/01/04            242,500
  1,250    Booth Creek Ski Holdings, Inc., Ser
           B......................................    12.500       03/15/07          1,243,750
    750    Capstar Broadcasting Partners (b)......  0/12.750       02/01/09            618,750
    600    Casino Magic of Louisiana Corp., Ser
           B......................................    13.000       08/15/03            679,500
    500    Echostar Communications Corp. (b)......  0/12.875       06/01/04            512,500
  1,250    Frontiervision Holdings LP (b).........  0/11.875       09/15/07          1,048,437
    250    Frontiervision Holdings LP,
           144A--Private Placement (a) (b)........  0/11.875       09/15/07            209,688
    500    Hollywood Casino Corp..................    12.750       11/01/03            532,500
    500    Hollywood Theaters, Inc................    10.625       08/01/07            360,000
    250    Horseshoe Gaming LLC, Ser B............    12.750       09/30/00            266,875
  1,000    IHF Holdings, Inc. (b).................  0/15.000       11/15/04            120,000
    250    International Cabletel, Inc., Ser A
           (b)....................................  0/12.750       04/15/05            226,250

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

  PAR
 AMOUNT
IN LOCAL
CURRENCY
 (000)                   DESCRIPTION                 COUPON        MATURITY       MARKET VALUE
----------------------------------------------------------------------------------------------
           CONSUMER SERVICES (CONTINUED)
  1,000    International Cabletel, Inc., Ser B
           (b)....................................  0/11.500%      02/01/06       $    820,000
  1,225    Majestic Star Casino L.L.C. ...........    12.750       05/15/03          1,277,062
  1,000    Marcus Cable Co. (b)...................  0/14.250       12/15/05            963,750
    700    Northland Cable Television.............    10.250       11/15/07            740,250
  1,000    Park & View, Inc., Ser B...............    13.000       05/15/08            790,000
    375    Premier Parks, Inc.....................     9.250       04/01/06            389,063
    329    SFX Broadcasting, Inc., Ser B..........    10.750       05/15/06            361,900
  1,000    Splitrock Services, Inc., Ser B........    11.750       07/15/08            880,000
    500    Tele-Communications, Inc...............     9.250       01/15/23            604,350
    500    United International Holdings, Ser B
           (b)....................................  0/10.750       02/15/08            275,000
    250    Young America Corp, Ser B..............    11.625       02/15/06            107,500
                                                                                  ------------
                                                                                    13,269,625
                                                                                  ------------
           ENERGY  1.2%
    500    Hurricane Hydrocarbons, 144A--Private
           Placement (a)..........................    11.750       11/01/04            265,000
    500    KCS Energy, Inc., Ser B................    11.000       01/15/03            460,000
    500    Kelley Oil & Gas Partners..............     7.875       12/15/99            395,000
    325    Petroleum Heat & Power, Inc. ..........    12.250       02/01/05            318,500
                                                                                  ------------
                                                                                     1,438,500
                                                                                  ------------
           FINANCE  1.7%
  1,250    Americo Life, Inc......................     9.250       06/01/05          1,287,500
    500    Americredit Corp.......................     9.250       02/01/04            485,000
    250    Superior National Capital Trust I......    10.750       12/01/17            248,750
                                                                                  ------------
                                                                                     2,021,250
                                                                                  ------------
           HEALTHCARE  1.2%
  1,000    Mariner Post-Acute Network, Inc., Ser B
           (b)....................................  0/10.500       11/01/07            450,000
    500    Maxxim Medical, Inc. ..................    10.500       08/01/06            531,250
    550    Oxford Health Plans, 144A--Private
           Placement (a)..........................    11.000       05/15/05            528,000
                                                                                  ------------
                                                                                     1,509,250
                                                                                  ------------
           PRODUCER MANUFACTURING  4.8%
    500    Communications Instruments, Ser B......    10.000       09/15/04            482,500
    200    Compass Aerospace Corp., 144A--Private
           Placement (a)..........................    10.125       04/15/05            195,000
    250    Eagle-Picher Industries, 144A--Private
           Placement (a)..........................     9.375       03/01/08            235,000
  1,000    Filtronic PLC, 144A--Private Placement
           (a)....................................    10.000       12/01/05          1,003,750
    750    GNI Group, Inc., Ser B.................    10.875       07/15/05            660,000
    750    GS Technologies Operating, Inc.........    12.000       09/01/04            517,500
    810    IMO Industries, Inc....................    11.750       05/01/06            822,150
    250    Interlake Corp.........................    12.000       11/15/01            270,000

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

  PAR
 AMOUNT
IN LOCAL
CURRENCY
 (000)                   DESCRIPTION                 COUPON        MATURITY       MARKET VALUE
----------------------------------------------------------------------------------------------
           PRODUCER MANUFACTURING (CONTINUED)
  1,000    Interlake Corp.........................    12.125%      03/01/02       $  1,022,500
    250    Kevco, Inc.............................    10.375       12/01/07            226,250
    250    Waxman Industries, Inc., Ser B (b).....  0/12.750       06/01/04            137,500
    250    W.R. Carpenter North America...........    10.625       06/15/07            254,375
                                                                                  ------------
                                                                                     5,826,525
                                                                                  ------------
           RAW MATERIALS/PROCESSING INDUSTRIES
             5.9%
  1,000    Acetex Corp............................     9.750       10/01/03            995,000
    250    American Pacific Corp., 144A--Private
           Placement (a)..........................     9.250       03/01/05            256,875
    500    Doe Run Resources Corp., 144A--Private
           Placement (a)..........................    11.250       03/15/05            392,500
    500    Dyersburg Corp., Ser B.................     9.750       09/01/07            452,500
    250    Hydromchem Industrial Service, Ser B...    10.375       08/01/07            240,000
    390    Pioneer Americas Acquisition, Ser B....     9.250       06/15/07            308,100
  1,000    Printpack, Inc., Ser B.................    10.625       08/15/06            985,000
    750    Radnor Holdings Corp., Ser B...........    10.000       12/01/03            757,500
    500    Scoville Fasteners, Inc., Ser B........    11.250       11/30/07            435,000
  1,000    Tekni-Plex, Inc., Ser B................    11.250       04/01/07          1,120,000
    667    United Stationers Supply Co. ..........    12.750       05/01/05            743,705
    450    WHX Corp...............................    10.500       04/15/05            414,000
                                                                                  ------------
                                                                                     7,100,180
                                                                                  ------------
           TECHNOLOGY  0.9%
  1,000    Crown Castle International Corp. (b)...  0/10.625       11/15/07            695,000
    500    Dictaphone Corp........................    11.750       08/01/05            360,000
                                                                                  ------------
                                                                                     1,055,000
                                                                                  ------------
           TRANSPORTATION  2.1%
    200    Atlas Air, Inc., 144A--Private
           Placement (a)..........................     9.250       04/15/08            199,500
    500    Atlas Air, Inc.........................    10.750       08/01/05            526,250
  1,000    Greyhound Lines Inc., Ser B............    11.500       04/15/07          1,140,000
    250    Moran Transportation Co................    11.750       07/15/04            268,750
    250    Sea Containers Ltd., Ser B.............    12.500       12/01/04            273,750
    200    Trans World Airlines...................    11.500       12/15/04            172,000
                                                                                  ------------
                                                                                     2,580,250
                                                                                  ------------
           UTILITIES  11.7%
    500    American Cellular Corp., 144A--Private
           Placement (a)..........................    10.500       05/15/08            495,000
    400    Centennial Cellular Operating Co.,
           144A--Private Placement (a)............    10.750       12/15/08            403,000
  1,100    E.Spire Communications, Inc. (b).......  0/13.000       11/01/05            726,000

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

  PAR
 AMOUNT
IN LOCAL
CURRENCY
 (000)                   DESCRIPTION                 COUPON        MATURITY       MARKET VALUE
----------------------------------------------------------------------------------------------
           UTILITIES (CONTINUED)
     55    GST Telecommunications, Inc.,
           144A--Private Placement (a) (b)........  0/13.875%      12/15/05       $     33,000
  1,250    Intermedia Communication, 144A--Private
           Placement (a) (b)......................  0/12.500       05/15/06            984,375
    300    Metromedia Fiber Network, Inc.,
           144A--Private Placement (a)............    10.000       11/15/08            310,125
    500    Metronet Communications, 144A--Private
           Placement (a) (b)......................   0/9.950       06/15/08            308,750
    250    Metronet Communications................    12.000       08/15/07            275,625
    500    Microcell Telecommunications, Ser B
           (b)....................................  0/14.000       06/01/06            373,750
    500    NTL, Inc., 144A--Private Placement (a)
           (b)....................................   0/9.750       04/01/08            310,000
    500    Optel, Inc., 144A--Private Placement
           (a)....................................    11.500       07/01/08            505,000
    500    Optel, Inc., Ser B.....................    13.000       02/15/05            490,000
    500    Pegasus Communications, Ser B..........     9.625       10/15/05            502,500
    750    Price Communications Cellular Holdings,
           Inc. (d)...............................    11.250       08/15/08            712,500
    500    Price Communications Wireless Inc.,
           144A--Private Placement (a)............     9.125       12/15/06            507,500
    750    Price Communications Wireless Inc. ....    11.750       07/15/07            802,500
    175    Primus Telecommunications Group........    11.750       08/01/04            182,000
    500    Primus Telecommunications Group,
           144A--Private Placement (a)............     9.875       05/15/08            475,000
  1,000    PSINET, Inc., Ser B....................    10.000       02/15/05          1,000,000
  1,000    PSINET, Inc., 144A--Private Placement
           (a)....................................    11.500       11/01/08          1,050,000
  1,250    SBA Communications Corp, 144A--Private
           Placement (a) (b)......................  0/12.000       03/01/08            762,500
  1,000    Startec Global Communications,
           144A--Private Placement (a)............    12.000       05/15/08            860,000
    500    Triton Communications LLC,
           144A--Private Placement (a) (b)........  0/11.000       05/01/08            235,625
  1,500    Verio, Inc.............................    10.375       04/01/05          1,470,000
    300    Verio, Inc., 144A--Private Placement
           (a)....................................    11.250       12/01/08            306,000
                                                                                  ------------
                                                                                    14,080,750
                                                                                  ------------
           TOTAL DOMESTIC CORPORATE BONDS  47.7%................................    57,292,300
                                                                                  ------------
           FOREIGN BONDS AND DEBT SECURITIES  6.3%
           BELGIUM  0.4%
    500    Hermes Europe Railtel BV, 144A--Private
           Placement (US $) (a)...................    10.375       01/15/09            508,125
                                                                                  ------------
           BERMUDA  0.6%
    750    Pegasus Shipping Hellas, 144A--Private
           Placement (US $) (a)...................    11.875       11/15/04            671,250
                                                                                  ------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

  PAR
 AMOUNT
IN LOCAL
CURRENCY
 (000)                   DESCRIPTION                 COUPON        MATURITY       MARKET VALUE
----------------------------------------------------------------------------------------------
           BRAZIL  0.6%
    500    Mrs Logistica SA, Ser B, 144A--Private
           Placement (US $) (a)...................    10.625%      08/15/05       $    265,000
    500    Multicanal Participacoes, Ser B (US
           $).....................................    12.625       06/18/04            435,000
                                                                                  ------------
                                                                                       700,000
                                                                                  ------------
           CHINA  0.3%
  1,000    Cathay International, Ltd.,
           144A--Private Placement (US $) (a).....    13.000       04/15/08            385,000
                                                                                  ------------
           LUXEMBOURG  0.6%
  1,000    Millicom International Cellular (US $)
           (b)....................................  0/13.500       06/01/06            705,000
                                                                                  ------------
           MEXICO  1.6%
  1,000    Gruma SA De CV (US $)..................     7.625       10/15/07            892,700
    500    Grupo Televisa SA Corp (US $) (b)......  0/13.250       05/15/08            375,000
    500    Satelites Mexicanos SA, 144A--Private
           Placement (US $) (a)...................    10.125       11/01/04            405,000
    250    Vicap Sa De Cv, 144A Private Placement
           (US $) (a).............................    10.250       05/15/02            235,000
                                                                                  ------------
                                                                                     1,907,700
                                                                                  ------------
           NETHERLANDS  0.4%
    750    Netia Holdings BV, Ser B (US $) (b)....  0/11.250       11/01/07            442,500
                                                                                  ------------
           SWEDEN  0.4%
    500    Stena AB (US $)........................    10.500       12/15/05            518,750
                                                                                  ------------
           UNITED KINGDOM  1.4%
    300    Cenargo International, PLC,
           144A--Private Placement (US $) (a).....     9.750       06/15/08            285,000
  1,000    Diamond Cable Co. (US $) (b)...........  0/13.250       09/30/04            985,000
    500    Telewest PLC (US $) (b)................  0/11.000       10/01/07            418,125
                                                                                  ------------
                                                                                     1,688,125
                                                                                  ------------
           TOTAL FOREIGN BONDS AND DEBT SECURITIES 6.3%.........................     7,526,450
                                                                                  ------------
           U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (US $)  42.7%
  5,000    Federal Farm Credit Banks Medium Term
           Note...................................     6.375       08/06/07          5,387,500
  4,284    Government National Mortgage
           Association Pool.......................     7.500   07/15/23-08/15/23     4,418,442
  3,955    Government National Mortgage
           Association Pool.......................     8.000   03/15/17-10/15/22     4,117,845
  1,372    Government National Mortgage
           Association Pool.......................     8.500   01/15/23-12/15/24     1,457,724
  2,715    Government National Mortgage
           Association Pool.......................     9.000   05/15/16-12/15/24     2,917,658
    544    Government National Mortgage
           Association Pool.......................     9.500   11/15/09-06/15/19       590,059
  3,500    U.S. T-Bonds...........................     7.250       05/15/16          4,241,055
  3,000    U.S. T-Bonds...........................     7.500       11/15/16          3,727,500
 11,500    U.S. T-Bonds...........................     8.875       02/15/19         16,373,125
  7,000    U.S. T-Notes...........................     7.000       07/15/06          7,971,250
                                                                                  ------------
           TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS..............    51,202,158
                                                                                  ------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                        DESCRIPTION                           MARKET VALUE
--------------------------------------------------------------------------
EQUITIES  0.6%
American Telecasting, Inc. (250 Common Stock Warrants)
  (c).......................................................  $        250
Dairy Mart Convenience Stores, Inc. (1,666 Common Stock
  Warrants) (c).............................................           500
Metronet Communications (250 Common Stock Warrants) (c).....         7,750
NTL, Inc. (1,188 Common Stock Warrants) (c).................        14,844
Optel, Inc., Ser B (500 Common Shares) (c)..................         1,000
Park & View, Inc. (1,000 Common Stock Warrants) (c).........        62,000
Petroleum Heat & Power, Inc. (1,097 Preferred Shares) (c)...         1,152
Signature Brand (500 Common Stock Warrants) (c).............        10,950
Splitrock Services, Inc. (1,000 Common Stock Warrants)
  (c).......................................................            10
Startec Global Communications (1,000 Common Stock Warrants)
  (c).......................................................           250
Supermarkets General Holdings Corp. (26,550 Preferred
  Shares) (c) (d)...........................................       584,100
                                                              ------------
TOTAL EQUITIES..............................................       682,806
                                                              ------------
TOTAL LONG-TERM INVESTMENTS  97.3%
    (Cost $116,987,289).....................................   116,703,714
REPURCHASE AGREEMENT  1.4%
BA Securities ($1,660,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated
12/31/98, to be sold on 01/04/99 at $1,660,904) (Cost
$1,660,000).................................................     1,660,000
                                                              ------------
TOTAL INVESTMENTS  98.7%
    (Cost $118,647,289).....................................   118,363,714
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%.................     1,618,881
                                                              ------------
NET ASSETS  100.0%..........................................  $119,982,595
                                                              ============

(a) 144A securities are those which are exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Non-Income producing security.

(d) Payment-in-kind security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $118,647,289).......................  $118,363,714
Cash........................................................         4,878
Interest Receivable.........................................     2,280,871
Other.......................................................        51,932
                                                              ------------
      Total Assets..........................................   120,701,395
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       500,000
  Income Distributions......................................        67,612
  Investment Advisory Fee...................................        66,466
  Administrative Fee........................................        10,256
  Affiliates................................................         4,690
Accrued Expenses............................................        40,444
Trustees' Deferred Compensation and Retirement Plans........        29,332
                                                              ------------
      Total Liabilities.....................................       718,800
                                                              ------------
NET ASSETS..................................................  $119,982,595
                                                              ============
NET ASSETS CONSIST OF:
Common Shares (no par value with unlimited shares
  authorized, 15,308,194 shares issued and outstanding).....  $132,397,633
Accumulated Undistributed Net Investment Income.............       386,440
Net Unrealized Depreciation.................................      (283,575)
Accumulated Net Realized Loss...............................   (12,517,903)
                                                              ------------
NET ASSETS..................................................  $119,982,595
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($119,982,595 divided by
  15,308,194 shares outstanding)............................  $       7.84
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $11,147,058
Dividends...................................................       76,789
                                                              -----------
    Total Income............................................   11,223,847
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      798,802
Administrative Fee..........................................      122,893
Trustees' Fees and Expenses.................................       15,357
Custody.....................................................       10,204
Legal.......................................................        8,108
Other.......................................................      227,298
                                                              -----------
    Total Expenses..........................................    1,182,662
                                                              -----------
NET INVESTMENT INCOME.......................................  $10,041,185
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   422,724
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    3,558,549
  End of the Period.........................................     (283,575)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,842,124)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(3,419,400)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,621,785
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                          Year Ended          Year Ended
                                                       December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................   $ 10,041,185        $ 10,138,473
Net Realized Gain.....................................        422,724           2,352,790
Net Unrealized Appreciation/Depreciation During the
  Period..............................................     (3,842,124)            442,703
                                                         ------------        ------------
Change in Net Assets from Operations..................      6,621,785          12,933,966
Distributions from Net Investment Income..............     (9,863,152)        (11,047,048)
                                                         ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...     (3,241,367)          1,886,918
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment........................................        141,700                 -0-
                                                         ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................     (3,099,667)          1,886,918
NET ASSETS:
Beginning of the Period...............................    123,082,262         121,195,344
                                                         ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $386,440 and $213,167
  respectively).......................................   $119,982,595        $123,082,262
                                                         ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                          ---------------------------------------------------
                                           1998           1997           1996           1995
---------------------------------------------------------------------------------------------
Net Asset Value:
  Beginning of the Period...............  $8.050         $7.926         $ 7.94         $ 7.28
                                          ------         ------         ------         ------
  Net Investment Income.................    .657           .663           .658            .65
  Net Realized and Unrealized
    Gain/Loss...........................   (.224)          .183          (.011)          .655
                                          ------         ------         ------         ------
Total from Investment Operations........    .433           .846           .647          1.035
                                          ------         ------         ------         ------
Less:
  Distributions from Net Investment
    Income..............................    .645           .722           .661           .645
  Distributions from Net Realized
    Gains...............................      --             --             --             --
                                          ------         ------         ------         ------
Total Distributions.....................    .645           .722           .661           .645
                                          ------         ------         ------         ------
Net Asset Value, End of the Period......  $7.838         $8.050         $7.926         $ 7.94
                                          ======         ======         ======         ======
Market Price Per Share at End of the
  Period................................  $7.750         $8.000         $7.500         $7.250
Total Investment Return at Market
  Price (a) (c).........................   5.05%         16.97%         12.95%         21.83%
Total Return at Net Asset
  Value (b) (c).........................   5.51%         11.32%          8.61%         19.13%
Net Assets at End of the Period (In
  millions).............................  $120.0         $123.1         $121.2         $121.4
Ratio of Operating Expenses to Average
  Net Assets (b)........................    .96%           .91%          1.00%           .94%
Ratio of Net Investment Income to
  Average Net Assets....................   8.17%          8.32%          8.40%          8.50%
Portfolio Turnover......................     47%            55%            36%            34%

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(c) Prior to fiscal year end 1992, this was not a required disclosure.

                 Year Ended December 31,
----------------------------------------------------------
       1994     1993     1992      1991     1990     1989
----------------------------------------------------------
      $ 8.15   $ 7.85   $  7.70   $ 6.66   $ 7.90   $ 9.06
      ------   ------   -------   ------   ------   ------
         .65      .78      .845      .88     .974     1.06
      (.8577)    .285     .1625     1.05   (1.242)  (1.116)
      ------   ------   -------   ------   ------   ------
      (.2077)   1.065    1.0075     1.93    (.268)   (.056)
      ------   ------   -------   ------   ------   ------
       .6623     .765     .8575      .89     .972    1.078
          --       --        --       --       --     .026
      ------   ------   -------   ------   ------   ------
       .6623     .765     .8575      .89     .972    1.104
      ------   ------   -------   ------   ------   ------
      $ 7.28   $ 8.15   $  7.85   $ 7.70   $ 6.66   $ 7.90
      ======   ======   =======   ======   ======   ======
      $6.500   $7.750   $ 7.625   $7.375   $5.625   $7.500
      (8.06%)  11.82%    15.22%       --       --       --
      (2.08%)  14.36%    13.61%       --       --       --
      $111.4   $124.7   $ 119.6   $116.3   $100.6   $119.4
        .96%    1.00%      .99%    1.03%    1.00%     .97%
       7.94%    8.99%    10.71%   12.11%   13.25%   12.18%
         45%      53%       54%      50%      29%      20%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Income Trust, formerly known as Van Kampen American Capital Income Trust, (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide current income through investing in a portfolio of debt securities.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices or, if not available, at their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

    Trust investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At December 31, 1998, debt securities rated below investment grade and comparable unrated securities represented approximately 54% of the long-term investment portfolio.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1998, there were no when issued or delayed delivery purchase commitments.

                               December 31, 1998
--------------------------------------------------------------------------------

    The Trust may invest in repurchase agreements, which are short-term investments whereby the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $12,153,006 which will expire between December 31, 1999 and December 31, 2003. Of this amount, $10,053,213 will expire on December 31, 1999. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $118,647,289, the aggregate gross unrealized appreciation is $5,782,148 and the aggregate gross unrealized depreciation is $6,065,723, resulting in net unrealized depreciation on long- and short-term investments of $283,575.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include

                               December 31, 1998
--------------------------------------------------------------------------------

short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. A permanent difference of $8,877,376 related to the expiration of a capital loss carryforward has been reclassified from accumulated net realized loss to capital. Additionally, other expenses which are not deductible for tax purposes in the amount of $3,074 were reclassified from accumulated net investment income to capital. Finally, $127,845 related to market discount recognized upon disposition of securities and $132,605 related to losses on paydowns of mortgage pool obligations were reclassified from accumulated net realized loss to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average weekly net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .10% of the first $250 million and .05% of the amount in excess of $250 million of the average weekly net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and providing certain services to shareholders.

    For the year ended December 31, 1998, the Trust recognized expenses of approximately $8,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended December 31, 1998, the Trust recognized expenses of approximately $49,500 representing Van Kampen's cost of providing accounting services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

                               December 31, 1998
--------------------------------------------------------------------------------

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 1998 and December 31, 1997, paid in surplus related to common shares aggregated $132,397,632 and $141,136,383, respectively.

    Transactions in common shares were as follows:

                                         YEAR ENDED          YEAR ENDED
                                      DECEMBER 31, 1998   DECEMBER 31, 1997
---------------------------------------------------------------------------
Beginning Shares.....................     15,290,019          15,290,019
Shares Issued Through Dividend
  Reinvestment.......................         18,175                 -0-
                                        ------------        ------------
Ending Shares........................     15,308,194          15,290,019
                                        ============        ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $56,409,561 and $58,269,193 respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of Van Kampen Income Trust, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Income Trust at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Houston, Texas

February 4, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust pays distributions in cash, but if you own shares in your own name, you may elect to participate in the Trust's dividend reinvestment plan (the "Plan"). Under the Plan, if the Trust declares a dividend or capital gain distribution payable either in cash or shares of the Trust and the market price of shares on the payment date equals or exceeds their net asset value, the Trust will issue new shares to you at a value equal to the higher of the net asset value or 95% of the market price. If such market price is lower than net asset value, or if dividends or capital gain distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the market price exceeds net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed net asset value, resulting in fewer shares being acquired than if the Trust had issued new shares.

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

    You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw, or, if you wish, State Street Bank and Trust Company, the Trust's custodian, will sell your shares and send you the proceeds less a service fee of $2.50 and less brokerage commissions. Under the rules generally applicable to sales of securities, a sale of shares (including fractional shares) will be a taxable event for U.S. federal income tax purposes and may be a taxable event for state, local and foreign tax purposes. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Trust. The Trust reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

    Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                              BOSTON EQUISERVE LP
                                 P.O. BOX 8200
                             BOSTON, MA 02266-8200
                                 (800) 341-2929

    If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     Utility
     Value
Global/International
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                            VAN KAMPEN INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

JOHN L. SULLIVAN
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

EDWARD C. WOOD, III*
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT

BOSTON EQUISERVE LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

ERNST & YOUNG LLP
1221 McKinney Suite 2400
Houston, Texas 77010

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.


      TAX NOTICE TO CORPORATE
            SHAREHOLDERS
  For 1998, 0.79% of the dividends
     taxable as ordinary income
  qualified for the 70% dividends
       received deduction for
           corporations.


 Inquiries about an investor's
 account should be referred to
  the trust's transfer agent:

      BOSTON EQUISERVE LP
         P.O. Box 8200
Boston, Massachusetts 02266-8200
   Telephone: (800) 821-1238
       ALASKA AND HAWAII
  Call Collect: (781) 575-2000
Ask for closed end fund account
            services

                          RESULTS OF SHAREHOLDER VOTES

    The Joint Annual Meeting of Shareholders of the Trust was held on July 28, 1998, where shareholders voted on the election of trustees and independent public accountants.

    1) With regard to the election of the following trustees by the common shareholders:

                                                      # OF SHARES
                                                 ---------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
David C. Arch..................................  11,493,720   196,526
Howard J Kerr..................................  11,494,220   196,026
Dennis J. McDonnell............................  11,494,623   195,624

    The other trustees of the Trust whose terms did not expire in 1998 are: Rod Dammeyer, Theodore A. Myers, Dr. Steven Muller, Ph.D., Don G. Powell, Hugo Sonnenschein, and Wayne W. Whalen.

    2) With regard to the ratification of Ernst & Young LLP as independent public accountants for the Trust, 11,474,136 shares voted in favor of the proposal, 76,982 shares voted against and 139,129 shares abstained.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.